UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 19, 2010

ADVAXIS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

00028489	02-0563870
(Commission File Number)	(IRS Employer Identification Number)

Technology Centre of New Jersey
675 Rt. 1, Suite B113
North Brunswick, N.J. 08902
(Address of principal executive offices)

Registrant’s telephone number, including area code: (732) 545-1590

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 20, 2010, Advaxis, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting that, among other things, on July 19, 2010, the Company entered into a Preferred Stock Purchase Agreement with Optimus Capital Partners, LLC, a Delaware limited liability company, d/b/a Optimus Life Sciences Capital Partners, LLC (the “Investor”), pursuant to which the Investor agreed to purchase, upon the terms and subject to the conditions set forth therein, up to $7,500,000 of the Company’s newly authorized, non-convertible, redeemable Series B Preferred Stock, $0.001 par value per share (the “Series B Preferred Stock”), at a price of $10,000 per share of Series B Preferred Stock.  This amended Current Report on Form 8-K is being filed to amend the Initial Form 8-K to clarify that the Series B Preferred Stock is only redeemable at the option of the Company as set forth in the Company’s Certificate of Designations of Preferences, Rights and Limitations of Series B Preferred Stock and not otherwise subject to redemption or repurchase by the Company in any circumstances.  Except as otherwise provided herein, the other disclosures made in the Initial Form 8-K remain unchanged.

The fourth paragraph of Item 1.01 in the Initial Form 8-K is hereby deleted and replaced in its entirety with the following:

“The Series B Preferred Stock has a liquidation preference per share equal to the original price per share thereof plus all accrued dividends thereon (the “Liquidation Value”).  Upon or after the fourth anniversary of the applicable issuance date, the Company has the right, at its option, to redeem all or a portion of the shares of Series B Preferred Stock at the Liquidation Value.  The Company also has the right, at its option, to redeem all or a portion of the shares of Series B Preferred Stock, at a price per share equal to: (i) 136% of the Liquidation Value if redeemed on or after the applicable issuance date but prior to the first anniversary of the applicable issuance date, (ii) 127% of the Liquidation Value if redeemed on or after the first anniversary but prior to the second anniversary of the applicable issuance date, (iii) 118% of the Liquidation Value if redeemed on or after the second anniversary but prior to the third anniversary of the applicable issuance date, and (iv) 109% of the Liquidation Value if redeemed on or after the third anniversary but prior to the fourth anniversary of the applicable issuance date.  Except as described in this paragraph, the Series B Preferred Stock is not subject to redemption or repurchase by the Company or the Investor.”

Item 3.02. Unregistered Sales of Securities.

The information provided in Item 1.01 of this Current Report is incorporated in this Item 3.02 by reference in its entirety.

Item 9.01.  Financial Statements and Exhibits.

Exhibit Number	Description
4.1	Certificate of Designation of Preferences, Rights and Limitations of the Series B Preferred Stock of Advaxis, Inc. dated July 19, 2010.*
10.1	Preferred Stock Purchase Agreement dated as of July 19, 2010.*
99.1	Press Release dated July 20, 2010.*

*	Incorporated by reference to the corresponding exhibit filed with the Company’s Current Report on Form 8-K filed with the SEC on July 20, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 14, 2010	Advaxis, Inc.

	By:	/S/ MARK J. ROSENBLUM
Mark J. Rosenblum
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
4.1	Certificate of Designation of Preferences, Rights and Limitations of the Series B Preferred Stock of Advaxis, Inc. dated July 19, 2010.*
10.1	Preferred Stock Purchase Agreement dated as of July 19, 2010.*
99.1	Press Release dated July 20, 2010.*

*	Incorporated by reference to the corresponding exhibit filed with the Company’s Current Report on Form 8-K filed with the SEC on July 20, 2010.